Rule 497(e)
Registration No. 333-141917
1940 Act File No. 811-22045

[Plumb Funds Logo]

Plumb Funds is a registered trademark of Wisconsin Capital Funds, Inc.

Plumb Balanced Fund
Plumb Equity Fund

PROSPECTUS
May 24, 2007

www.plumbfunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

RISK/RETURN SUMMARY

Plumb Balanced Fund

Investment Objective. The Plumb Balanced Fund (Balanced Fund) seeks a high total return through capital appreciation while attempting to preserve principal, and secondarily seeks current income.

Principal Strategies. The Fund invests in a diversified portfolio of common stocks and fixed income securities. We select securities that, in our judgment, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time. More than 50% of the Fund's assets are normally invested in common stocks. In allocating the Fund's assets between stocks and bonds, we assess the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates, and the outlook for stocks generally.

We invest in common stocks that possess most of the following characteristics:

•	Leading market positions

•	High barriers to entry and other competitive or technological advantages

•	High returns on equity and assets

•	Good growth prospects

•	Strong management

•	Relatively low debt burdens

To achieve a better risk-adjusted return on its equity investments, the Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest where we believe opportunity exists.

We also normally invest at least 25% of the Fund's assets in fixed income senior securities. The fixed income securities in which the Fund may invest include corporate bonds and other debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities and preferred stock that is convertible into common stock. The Fund generally invests in investment grade fixed income securities, although it may invest up to 5% of its total assets in securities rated below investment grade. The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.

Risks. The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its asset allocation. If the Fund favors an asset class during a period when that class underperforms, performance may be hurt. The Fund's principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

•
Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•
Market Sector Risk. The Fund invests a greater portion of its assets in certain companies, industries or market sectors than the weightings they represent in certain broad market indices. The Fund will not, however, invest 25% or more of its assets in any single industry sector. These overweighted and underweighted positions may cause the Fund's performance to vary from the performance of such broad market indices.

The Fund's investments in stocks and other equity securities are subject to the following additional principal risks:

•
Growth and Value Stock Risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors frequently move away from these stocks quickly, thus depressing their market prices, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

•
Smaller Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1.0 billion. Earnings and revenues of small companies tend to be less predictable (indeed, companies may be experiencing significant losses), and the share prices of small companies more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the Fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

The Fund's investments in bonds and other fixed-income securities are subject to the following additional principal risks:

•
Interest Rate Risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the Fund's share price. The longer the effective maturity and duration of the bond portion of the Fund, the more the Fund's share price is likely to react to interest rates.

•
Credit Risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall. Although the Fund's bond investments are primarily in investment grade bonds, the Fund may invest to a limited extent (up to 5% of its total assets) in high yield ("junk") bonds which involve greater credit risk, including the risk of default, than investment grade bonds. High yield bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to negative developments affecting the issuer or its industry, or the economy in general.

•
Call Risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

•
Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund's share price may fall dramatically.

Temporary strategies in which the Fund may engage from time to time expose it to certain other risks described below.

•
Temporary Defensive Positions. Under adverse market conditions, the Fund could invest a substantial portion of its assets in U.S. Treasury securities and money market securities. Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

•	Short-Term Trading Risks. The Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Fund's after-tax performance.

Performance. The Balanced Fund is first offering its shares on the effective date of this Prospectus, and it therefore has no historical performance information to present. However, the Advisor has extensive experience managing institutional balanced accounts, including twenty years managing a registered investment company with a balanced objective. For information regarding composite returns of investments managed by the Advisor under objectives and programs similar to those of the Fund, see the section of this Prospectus captioned "Additional Information About the Funds Composite Performance Information."

Plumb Equity Fund

Investment Objective. The Plumb Equity Fund (Equity Fund) seeks long-term capital appreciation.

Principal Strategy. To pursue this objective, the Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in common stocks and other equity securities. The Fund generally invests in higher quality companies that are trading at significant discounts to portfolio managers' estimates of their intrinsic value. These companies may include large, medium and smaller sized companies.

The portfolio managers typically look for companies that possess the following characteristics:

•	Leading market positions

•	High barriers to market entry and other competitive or technological advantages

•	High return on equity and invested capital

•	Consistent operating history

•	Capable management

•	Solid balance sheets

•	Good growth prospects

In selecting securities for the Fund, the portfolio managers analyze a company's intrinsic value (the present value of the cash that can be taken out of a company in the future) and attempt to determine the price that a knowledgeable investor would be willing to pay for the entire company, given its financial characteristics, management, industry position and growth potential. Then, the portfolio managers compare the company's market valuation relative to its intrinsic business value.

The Fund's portfolio managers employ a blended investment style, which they generally characterize as "growth at a reasonable price". However, the portfolio managers may prefer a certain investment style and look for growth stocks or value stocks when warranted by market conditions and other factors.

The Fund seeks to provide investors with competitive after-tax investment returns by holding quality securities for the long term, which is designed to promote greater tax-efficiency. The Fund anticipates that capital growth will be accompanied by dividend income and growth of dividend income over time.

The Fund typically sells securities in companies when their market valuations rise significantly above the portfolio managers' estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.

Risks. The Fund's principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

•
Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•
Market Sector Risk. The Fund invests a greater portion of its assets in certain companies, industries or market sectors than the weightings they represent in certain broad market indices. The Fund will not, however, invest 25% or more of its assets in any single industry sector. These overweighted and underweighted positions may cause the Fund's performance to vary from the performance of such broad market indices.

•
Growth and Value Stock Risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors frequently move away from these stocks quickly, thus depressing their market prices, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

•
Smaller Company Risk. To the extent that the Fund invests in small and mid-sized companies, it will be subject to additional risks because the earnings and revenues of such companies tend to be less predictable and their share price is more volatile than those of larger, more established companies. In addition, the shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of those securities and the ability of the Fund to sell those securities at times when the portfolio managers deem it desirable to do so.

•
Temporary Defensive Positions. Under adverse market conditions, the Fund could invest a substantial portion of its assets in U.S. Treasury securities and money market securities. Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Performance. The Equity Fund is first offering its shares on the effective date of this Prospectus, and it therefore has no historical performance information to present. However, the Advisor has extensive experience managing institutional equity accounts, including 15 years managing registered investment companies with an equity objective. For information regarding composite returns of investments managed by the Advisor under objectives and programs similar to the Fund, see the section of the Prospectus captioned "Additional Information About the Funds - Composite Performance Information."

FEES AND EXPENSES

This summary describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment). Because each Fund is a no-load fund, you pay no fee or sales charges when you buy, sell or exchange shares. However, you will be charged a fee (currently $15.00) when you have redemption proceeds paid to you by wire transfer.

Annual Fund Operating Expenses (expenses that are deducted from fund assets).

	Balanced Fund	Equity Fund
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses(1)	0.51%	0.79%
Total Annual Fund Operating Expenses	1.41%	1.69%
Fee Waivers and Expense Reimbursements(2)	(0.31)%	(0.49)%
Net Annual Fund Operating Expenses	1.10%	1.20%
________________________

(1)	"Other Expenses" are based on estimated amounts for the fiscal year ending March 31, 2008. Actual expenses may vary from those indicated.

(2)
The Advisor has contractually agreed, at least until June 30, 2010, to waive fees and reimburse expenses of the Balanced and Equity Funds so as to cap their annual operating expense ratios at 1.10% and 1.20%, respectively, of their average daily net assets. For any year in which a Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding three fiscal years, provided the amount of recoupment in any fiscal year shall be limited so that it does not cause the Fund’s total operating expenses to exceed the applicable cap for that fiscal year.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that each the Fund's operating expenses remain the same. The example reflects the effects of the contractual commitment that the Advisor has made to waive fees and reimburse expenses for each Fund at least until June 30, 2010. The assumed return does not represent actual or future performance and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

	1 Year	3 Years
Balanced Fund	$113	$352
Equity Fund	$123	$383

ADDITIONAL INFORMATION ABOUT THE FUNDS

Composite Performance Information

Balanced Investment Strategy. The table below shows the annual total returns of the Wisconsin Capital Management Institutional Balanced Composite for the indicated periods ended December 31, 2006. The Wisconsin Capital Management Institutional Balanced Composite is comprised only of all institutional accounts managed by the Advisor which have an investment objective and program substantially similar to that of the Balanced Fund, including a registered balanced mutual fund managed by the Advisor prior to April 1, 2007. The Composite does not include other non-institutional client accounts managed by the Advisor, but their omission from the Composite does not make the presentation of the Composite information misleading. The table also presents comparative performance information showing the annual total returns of a benchmark which the Advisor uses to gauge performance of its separately managed balanced accounts, as well as the Lipper category of peer funds referred to as the Mixed-Asset Target Allocation Growth Funds, the S&P 500 Total Return Index and the Lehman Brothers Intermediate Government/Credit Bond Index.

SHAREHOLDERS SHOULD BEAR IN MIND THAT THE PERFORMANCE INFORMATION FOR THE WISCONSIN CAPITAL MANAGEMENT INSTITUTIONAL BALANCED COMPOSITE REPRESENTS THE HISTORICAL PERFORMANCE OF THE SEPARATELY- MANAGED INSTITUTIONAL ACCOUNTS THAT COMPRISE THE COMPOSITE, AND THAT SUCH PERFORMANCE INFORMATION IS NOT THE HISTORICAL PERFORMANCE OF THE FUND AND IS NOT INDICATIVE OF HOW THE FUND WILL PERFORM IN THE FUTURE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Wisconsin Capital Management
Institutional Balanced Composite - Performance Presentations
December 31, 2006

	Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Composite(1)	9.79%	5.20%	4.96%	9.30%
S&P 500 Total Return Index(2)	15.80%	10.44%	6.19%	8.42%
Benchmark(3)	12.15%	8.07%	5.79%	7.58%
Lipper Group (4)	10.70%	7.73%	5.52%	7.13%
Lehman Brothers Intermediate Government/ Credit Bond Index(5)	4.08%	2.90%	4.53%	5.81%

____________________

(1)
The performance information for the Composite has been calculated using the methodology suggested by the CFA Institute and consistent with the Global Investment Performance Standards ("GIPS"), which methodology differs from the method mandated by the Securities and Exchange Commission for use by mutual funds to calculate and publish historic performance information. Performance results for the Composite are net of all fees and expenses, including sales loads, incurred by the separately managed institutional accounts that comprise the Composite. The expense structures of the privately managed accounts generally are lower than the projected expenses of the Balanced Fund, so the net returns of the Balanced Fund based on the same performance would be lower than the returns shown for the Composite. In addition, the separately managed accounts comprising the Composite are not subject to the investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, would adversely affect the performance results of the separately managed accounts comprising the Composite.

(2)
The S&P 500 Total Return Index consists of 500 stocks chosen by Standard and Poor's for market size, liquidity, and industry group representation. It is a market-value-weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value

(3)
The Benchmark is an asset-weighted blend of the S&P 500 Total Return Index and the Lehman Brothers Intermediate Government/Credit Bond Index. The Benchmark is rebalanced quarterly based on the mix of equity and non-equity assets held in the separately managed accounts which comprise the Composite.

(4)
Lipper, a unit of Reuters, publishes a performance summary for all mutual funds within their investment categories. The Mixed-Asset Target Allocation Growth Funds are funds that maintain a mix of between 60% and 80% equity securities in their investment portfolios, with the remainder of their portfolios invested in bonds, cash and cash equivalents.

(5)
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index which includes nonconvertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasifederal corporations; and publicly issued, fixed rate, nonconvertible domestic bonds of companies in industry, public utilities, and finance.

Composite Performance Information - Plumb Equity Fund

Equity Investment Strategy. The table below shows the annual total returns of the Wisconsin Capital Management Institutional Equity Composite for the indicated periods ended December 31, 2006. The Wisconsin Capital Management Institutional Equity Composite is comprised only of all institutional accounts managed by the Advisor which have an investment objective and program substantially similar to that of the Equity Fund, including a registered equity mutual fund managed by the Advisor prior to April 1, 2007. The Composite does not include other non-institutional client accounts managed by the Advisor, but their omission from the Composite does not make the presentation of the Composite information misleading. The table also presents comparative performance information showing the annual total returns of a benchmark which the Advisor uses to gauge performance of its separately managed equity accounts, as well as the Lipper category of peer funds referred to as the Multi-Cap Core Funds.

SHAREHOLDERS SHOULD BEAR IN MIND THAT THE PERFORMANCE INFORMATION FOR THE WISCONSIN CAPITAL MANAGEMENT INSTITUTIONAL EQUITY COMPOSITE REPRESENTS THE HISTORICAL PERFORMANCE OF THE SEPARATELY-MANAGED INSTITUTIONAL ACCOUNTS THAT COMPRISE THE COMPOSITE, AND THAT SUCH PERFORMANCE INFORMATION IS NOT THE HISTORICAL PERFORMANCE OF THE FUND AND IS NOT INDICATIVE OF HOW THE FUND WILL PERFORM IN THE FUTURE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Wisconsin Capital Management
Institutional Equity Composite - Performance Presentations
December 31, 2006

	Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Composite(1)	11.71%	5.77%	4.47%	11.76%
Lipper Group (2)	13.39%	10.34%	6.64%	8.69%
Benchmark(3)	15.80%	10.44%	6.19%	8.42%
_______________________

(1)
The performance information for the Composite has been calculated using the methodology suggested by the CFA Institute and consistent with the Global Investment Performance Standards ("GIPS"), which methodology differs from the method mandated by the Securities and Exchange Commission for use by mutual funds to calculate and publish historic performance information. Performance results for the Composite are net of all fees and expenses, including sales loads, incurred by the separately managed institutional accounts that comprise the Composite. The expense structures of the privately managed accounts generally are lower than the projected expenses of the Balanced Fund, so the net returns of the Balanced Fund based on the same performance would be lower than the returns shown for the Composite. In addition, the separately managed accounts comprising the Composite are not subject to the investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, would adversely affect the performance results of the separately managed accounts comprising the Composite.

(2)
Lipper, a unit of Reuters, publishes a performance summary for all mutual funds within their investment categories. The Multi-Cap Core Funds comprises funds that invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization category over an extended period of time. Multi-Cap Funds typically hold between 25% and 75% of their assets in companies with market capitalizations in excess of 300% of the S&P Supercomposite 1500 Index.

(3)
The Benchmark is the S&P 500 Total Return Index. The S&P 500 Total Return Index consists of 500 stocks chosen by Standard and Poor's for market size, liquidity, and industry group representation. It is a market-value-weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value.

Foreign Securities

Although the Plumb Equity Fund invests principally in the securities of U.S. issuers, it may from time to time invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The Fund will limit its investments in foreign securities to 10% of its total assets.

MANAGEMENT

Investment Advisor

Wisconsin Capital Management, LLC (the Advisor), 1200 John Q. Hammons Drive, 2nd Floor, Madison, Wisconsin 53717, serves as investment advisor and administrator for the Funds. As of March 31, 2007, the Advisor had assets under discretionary management of approximately $1.0 billion.

The Advisor manages the investment of each Fund's assets, provides each Fund with personnel, facilities and administrative services and supervises each Fund's daily business affairs, all subject to the oversight of the Board of Directors. Under the investment advisory agreement pursuant to which the Advisor provides these services, each Fund pays the Advisor a fee for these services at an annual rate equal to 65 basis points (0.65%) of the Fund's average daily net assets.

The manager of Wisconsin Capital is WCM, Inc., a registered investment advisor which is a wholly-owned subsidiary of TGP, Inc. TGP, Inc. is owned solely and directly by Thomas G. Plumb. The address of each of WCM, Inc. and TGP, Inc. is the same as the Advisor's address.

A discussion regarding the basis for the Fund's Board of Directors approving the investment advisory agreement will be available in the Fund's Semi-Annual Report for the six months ending September 30, 2007.

Portfolio Managers

Each Fund is managed by a team lead by Mr. Thomas G. Plumb, with the assistance of three assistant portfolio managers, Mr. David B. Duchow, Mr. Timothy R. O'Brien and Mr. Clint A. Oppermann. While Mr. Plumb leads the team, he works closely with the three assistant portfolio managers in researching and selecting investments for the Funds. Mr. Oppermann is the Advisor's Director of Research, and in that capacity directs, oversees and supervises research and analysis conducted on investments for the Funds. Messrs. Duchow and O'Brien provide input on asset allocation and individual securities weightings for the Funds. Mr. Plumb primarily is responsible for final investment decisions for the Funds. However, any of the three assistant portfolio managers may effect transactions in the Funds' securities portfolios consistent with the parameters established from time to time by the team of portfolio managers under Mr. Plumb's direction. Biographical information about each of the portfolio managers follows.

Thomas G. Plumb, CFA. Mr. Plumb is a Principal and the founder of Wisconsin Capital Management, LLC, which traces its origins back over twenty-two years. He has over thirty years of experience as an investment professional including twenty years as the lead manager of two nationally renowned balanced mutual funds, the Thompson Plumb Balanced Fund and the Dreyfus Premier Opportunity Balanced Fund. Mr. Plumb earned a Bachelor of Business Administration degree from the University of Wisconsin-Madison in 1975 and also holds a Chartered Financial Analyst designation.

David B. Duchow, CFA. Mr. Duchow is a Principal of Wisconsin Capital Management, LLC, working as a portfolio manager and research analyst since 1992. Mr. Duchow has had extensive experience as a lead, co-, and associate portfolio manager for both equity and balanced mutual funds. Mr. Duchow earned a Bachelor of Business Administration in Finance and Real Estate in 1991 and a Master of Business Administration in the Executive Program at the University of Wisconsin-Madison in 1999. Mr. Duchow holds a Chartered Financial Analyst designation.

Timothy R. O’Brien, CFA. Mr.  O'Brien is a Principal of Wisconsin Capital Management, LLC, working as a portfolio manager and research analyst since 1997. Mr. O'Brien has had extensive experience as a lead, co-, and associate portfolio manager for both equity and balanced mutual funds. Prior to his employment with the firm, Mr. O’Brien served full-time as an F-16 fighter pilot and officer for the Wisconsin Air National Guard and United States Air Force. Mr. O’Brien is currently a Colonel for the Wisconsin Air National Guard. He completed his Bachelor of Arts at the University of Notre Dame and also completed a Master of Business Administration with honors from the University of Chicago. Mr. O’Brien holds a Chartered Financial Analyst designation.

Clint A. Oppermann, CFA. Mr. Oppermann is a Principal of Wisconsin Capital Management, LLC, working as a portfolio manager and research analyst since 1999. Mr. Oppermann has had extensive experience as a lead, co-, and associate portfolio manager for both equity and balanced mutual funds. Mr. Oppermann was promoted to Director of Research in November 2001. While studying for Bachelor of Science degrees in Mathematics and Economics from the University of Wisconsin-Madison, he was admitted as a member of the Phi Beta Kappa national honor society. Mr. Oppermann earned a Master of Arts degree in finance from the Wharton School of the University of Pennsylvania and also holds a Chartered Financial Analyst designation.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares.

HOW TO BUY SHARES

General

You may buy shares of each Fund without a sales charge. The price you pay for the shares will be based on the net asset value per share determined at the end of the business day on which your purchase order is received by Wisconsin Capital Funds through US Bancorp Fund Services, LLC, the Funds' transfer agent (Transfer Agent), or received by Quasar Distributors, LLC, the principal underwriter and distributor of shares of the Funds (Distributor), or other broker-dealers authorized by the Funds or their designated intermediaries. The Distributor and the Funds reserve the right to reject any purchase order for any reason. Shares generally may not be purchased by persons residing outside the United States. Please note that your application will be returned if any information is missing. The Funds do not issue share certificates.

Please call us at 1-866-987-7888 or visit our website at www.plumbfunds.com if you have any questions about purchasing shares of the Funds or require additional assistance in completing your Account Application.

The investment minimums for purchases of shares of the Funds are as follows:

To open an account:	$2,500 ($1,000 for IRAs)

To add to an account:	$100 ($50 for Automatic Investment Plan and Automatic Exchange Plan)

The Funds have established an Anti-Money Laundering Program as required by the USA PATRIOT Act. In order to ensure compliance with this law, we are required to obtain the following information for all registered owners and all authorized individuals:

•	Full Name

•	Date of Birth

•	Social Security Number

•	Permanent Street Address (P.O. Box only is not acceptable)

•	Corporate accounts require additional documentation

We will use this information to verify your identity and will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act. We also reserve the right to close an account within five business days if identifying information or documentation is not received.

Purchase Procedures

You may buy shares of the Funds in the following ways:

Method	Steps To Follow
By Mail: The Plumb Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
To Open a New Account:
1. Complete the Account Application.

2. Make your check payable to "The Plumb Funds" (note: your purchase must meet the applicable minimum). All purchases by check must be made in U.S. dollars drawn on a domestic financial institution. The Funds do not accept cashier's checks in amounts less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit cards or credit card checks, traveler's checks or starter checks for the purchase of shares. We are unable to accept post-dated checks, post-dated online bill pay checks, or any conditional order or payment.

3. Send the completed Account Application and check to the applicable address listed to the left (note: a $25 fee, in addition to any loss sustained by the Funds, will be assessed for any payment that is returned).

By Personal Delivery/Express Mail: The Plumb Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., FL 3 Milwaukee, WI 53202-5207	To Add to an Existing Account: 1. Complete the Additional Investment form included with your account statement (or write a note with your account number).

2. Make your check payable to "The Plumb Funds." All purchases by check must be made in U.S. dollars drawn on a domestic financial institution. The Funds do not accept cashier's checks in amounts less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit cards or credit card checks, traveler's checks or starter checks for the purchase of shares. We are unable to accept post-dated checks, post-dated online bill pay checks, or any conditional order or payment.

3. Send the Additional Investment form (or note) and check to the applicable address listed to the left (note: a $25 fee, in addition to any loss sustained by the Funds, will be assessed for any payment that is returned).

By Wire or Electronic Funds Transfer:

Wire To:    U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA #075000022

Credit:        U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137

Further Credit:  Plumb Funds
Shareholder Name and
Account Number

Note: Amounts sent by wire must be received before 3:00 p.m. Central Time in order to buy shares that day. Also, you are responsible for any charges that your bank may impose for effecting the wire or electronic funds transfer.

To Open a New Account:

1. If you are making your first investment in the Funds, before you wire funds, the transfer agent must have a completed account application. You can mail or overnight deliver your account application to the transfer agent.

2. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied. Your bank should transmit funds by wire using the instructions to the left.

To Add to an Existing Account:
1. Before sending your wire, please contact us at 1-866-987-7888 to advise us of your intent to wire funds. This will ensure prompt and accurate credit upon receiving your wire.

By Electronic Funds Transfer:

Investors may purchase additional shares of the Funds, by calling 1-866-987-7888. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network, provided that your bank is a member. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order. A $25 charge will be assessed for any such transfer that cannot be completed.

Automatic Investment Plan:	To Open an Account:
(Note: This plan may be suspended, modified or terminated at any time.)	Not Applicable.
To Add to an Existing Account:
1. Call us at 1-866-987-7888 or visit our website at www.plumbfunds.com to obtain a regular Account Application.

2. Complete the Automatic Investment Plan section on the regular Account Application to authorize the transfer of funds from your bank account, include a voided check with the application and indicate how often (monthly, bimonthly, quarterly or yearly) you wish to make automatic investments.

3. Indicate the amount of the automatic investments (must be at least $50 per investment).

4. Your bank will deduct the automatic investment amount you have selected from your checking account on the business day of your choosing, and apply that amount to the purchase of fund shares. (Note: you will be charged $25 for any automatic investments that do not clear.)

To Change or Stop an Automatic Investment Plan:
1. Call us at 1-866-987-7888. We will take your request and give you a confirmation number; or

2. Write a letter requesting your change to:
The Plumb Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

Through Broker-Dealers and Other Service Providers:
You may purchase shares of the Funds through a broker-dealer, institution or other service provider, who may charge a commission or other transaction fee. Certain features of the Funds may not be available or may be modified in connection with the program offered by your service provider. The service provider, rather than you, may be the shareholder of record of Fund shares, and may be responsible for delivering Fund reports and other communications about the Funds to you.

Exchange of Fund Shares

You may exchange shares of a Fund for shares of another Wisconsin Capital Fund without a fee or sales charge. The exchange of shares can be made by mailing a letter of instruction to the Fund or by telephone unless you have declined this option on your Account Application. If you have a joint account, only one joint tenant's authorization is required for a telephone exchange. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.

The basic rules for exchanges are as follows:

•	You must own shares of the Fund you wish to exchange for at least 15 days before you can exchange them for shares of another Wisconsin Capital Fund.

•	Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but less than $100,000.

•	Immediately following the exchange, the value of your account in the Fund for which shares are exchanged must be at least $2,500 (or $1,000 for IRAs).

•	We reserve the right to limit the number of times you may exchange Fund shares.

Automatic Exchange Plan. You may also make regular monthly exchanges from one Wisconsin Capital Fund to another through our Automatic Exchange Plan. You may participate by completing the Automatic Exchange Plan Application, which may be obtained from the Funds. You must establish an account for each Wisconsin Capital Fund with at least $2,500 (or $1,000 for IRAs) before you can make automatic exchanges. You determine the amount that will be automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

Exchange for Money Market Shares. You may also exchange shares of any or all of an investment in the Funds for Class A shares of the First American Prime Obligations Fund (the "First American Fund"). This Exchange Privilege is a convenient way for you to buy shares in a no-load money market fund in order to respond to changes in your goals or market conditions. Before exchanging into the First American Fund, you should read its prospectus. To obtain the First American Fund’s prospectus, call the Transfer Agent at 1-866-987-7888. This exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Advisor of an investment in the First American Fund and may be changed or canceled by the Funds at any time upon a sixty (60) day notice. An affiliate of US Bank/Quasar advises the First American Fund. In addition, Quasar, the First American Fund’s distributor, is entitled to receive a fee from the First American Fund for distribution services at the annual rate of 0.25% of the average daily net asset value of the shares in connection with these exchanges.

You must exchange $1,000 or more to establish an identically registered account in the First American Fund. There is no charge for written exchange requests. US Bancorp will, however, charge a $5.00 fee for each exchange transaction that is requested by telephone. When exchanging from a Fund to the First American Fund, you will begin accruing income from the First American Fund the day following the exchange. When exchanging less than all of the balance from the First American Fund, your exchange proceeds will exclude accrued and unpaid income from the First American Fund through the date of exchange. When exchanging your entire balance from the First American Fund, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the First American Fund at the end of the month.

Tax Treatment for Exchanges. An exchange of shares from one Wisconsin Capital Fund to another or to or from the First American Fund is treated as a sale of the shares being exchanged and any gain on the transaction may be subject to income tax.

HOW TO SELL SHARES

General

You may redeem (sell back to the Fund) all or some shares of a Fund at any time by sending a written request to Wisconsin Capital Funds. A Redemption Request Form is available from the Funds. The price you receive for the shares will be based on the net asset value per share next determined after the redemption request is received in proper form by the Fund (through the Transfer Agent) or by the Distributor or other broker-dealer authorized by the Funds or its designated intermediary. The net asset value per share is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which the Exchange is open. Please call us at 1-866-987-7888 if you have any questions about redeeming shares of the Funds.

A redemption request will be deemed in proper form if it includes:

•	The shareholder's name;

•	The name of the Fund;

•	The account number;

•	The share or dollar amount to be redeemed; and

•	Signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

Redemption Procedures

You may redeem Fund shares in the following ways:

Method	Steps to Follow
By Mail:
The Plumb Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Personal Delivery/Express Mail:
The Plumb Funds
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., FL 3
Milwaukee, WI 53202-5207

1. A written request for redemption (or the Redemption Request form) must be signed exactly as the account is registered and include the account number and the amount to be redeemed.

2. Send the written redemption request and any certificates for the shares being redeemed to the applicable address listed to the left.

3. Signatures may need to be guaranteed. See "Signature Guarantees."

Systematic Withdrawal Plans:
You can elect to participate in our Systematic Withdrawal Plan by completing the Systematic Withdrawal Plan section on the regular Account Application. This plan allows you to arrange for automatic withdrawals from your Fund account into a pre-authorized bank account. You select the schedule for systematic withdrawals, which may be on a monthly basis or in certain designated months. You also select the amount of each systematic withdrawal, subject to a $50 minimum. To begin systematic withdrawals, you must have a Fund account valued at $10,000 or more. The Systematic Withdrawal Plan may be terminated or modified at any time.

By Telephone:	We will accept telephone redemptions unless you indicate otherwise on your account application.
1. Call us at 1-866-987-7888.

Method	Steps to Follow
2. Provide your account number and the amount to be redeemed.
3. Telephone redemptions are subject to a $25,000 maximum.

4. We will send the proceeds from a telephone redemption only to the shareholder at the address of record or to a pre-determined bank account.
5. Once a telephone transaction has been placed, it cannot be canceled or modified.

By accepting the telephone redemption option, you authorize us to act upon the instruction of any person by telephone to redeem shares from your account, and you assume some risk for unauthorized transactions. We have procedures designed to reasonably assure that the telephone instructions are genuine, including recording telephone conversations, requesting personal information and providing written confirmation of transactions, and we will be liable to you if you suffer a loss from our failure to abide by these procedures.

Through Broker-Dealers, Institutions and Other Service Providers:	You may redeem Fund shares through broker-dealers, institutions and other service providers, who may charge a commission or other transaction fee for processing the redemption for you.

Receiving Redemption Proceeds

You may request to receive your redemption proceeds by mail or by wire or electronic funds transfer. No redemption will be effective until all necessary documents have been received in proper form by Wisconsin Capital Funds (through the Transfer Agent). We will delay sending redemption proceeds for 15 days from their purchase date or until all payments for the shares being redeemed have cleared, whichever occurs first.

Method	Steps to Follow
By Mail:
We mail checks for redemption proceeds within seven days after we receive the request and all necessary documents. The check will be mailed to the address on your account (unless you request that it be sent to a different address which would require a signature guarantee). There is no charge for mailing out redemption checks. Your redemption checks will be mailed unless you expressly request that it be sent by wire or electronic fund transfer.

By Wire/Electronic Funds Transfer:
At your written request and with a guaranteed signature on your redemption request, we will send you your redemption proceeds by wire or electronic funds transfer to your designated bank account. Redemption proceeds sent by wire transfer ordinarily will be made the business day immediately after we receive the request. Redemption proceeds by electronic fund transfer will be made within two or three days after we receive the request. You will be charged a fee (currently $15) for each wire transfer. There is no charge for electronic fund transfers. You will be responsible for any charges that your bank may impose for receiving wire or electronic fund transfers.

Other Redemption Information

Signature Guarantees. For your protection, your signature on a redemption request must be guaranteed by an institution eligible to provide them under federal or state law (such as a bank, savings and loan, or securities broker-dealer) under any of the following circumstances:

•	The redemption is in excess of $25,000.

•	When redemption proceeds are sent to any person, address or bank account not on record.

•	When establishing or modifying certain services on an account.

•	If you have requested a change of address within 30 days prior to the redemption request.

•	If you want to change ownership registration on your account.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Small Accounts. We reserve the right to terminate your account in a Fund if, as a result of any transfer, exchange or redemption of shares in the account, the aggregate net asset value per share of the remaining shares in the account falls below $2,000. We will notify you at least 30 days in advance of our intention to terminate the account to allow you an opportunity to restore the account balance to at least $2,000. Upon any such termination, we will send you a check for the proceeds of redemption.

Suspension of Redemptions. Your right to redeem shares in a Fund and the date of payment by the Fund may be suspended when: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) an emergency makes it impracticable for the Fund to sell its portfolio securities or to determine the fair value of its net assets; or (3) the Securities and Exchange Commission orders or permits the suspension for your protection.

Excessive Account Activity. An excessive number of purchases, exchanges and redemptions by a shareholder (market timing) in and out of a Fund may be disadvantageous to the Fund and its shareholders. Frequent transactions present such risks to Fund shareholders as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, and adverse tax consequences. The Funds' Board of Directors has adopted policies to discourage frequent purchases, exchanges and redemptions of Fund shares. We prohibit any shareholder from making, during any 12-month period, more than three purchases back into a Fund that were preceded by or otherwise associated with exchanges or redemptions from the Fund. However, when purchases, exchanges and redemptions are made through omnibus accounts maintained by broker-dealers and other intermediaries, we may not be able effectively to identify and restrict persons who engage in such activity. This prohibition does not apply to shareholders who have automatic investment plans or systematic withdrawal plans. We also reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange or purchase order, or reject an exchange or purchase, at any time, for any reason. We also have the right to close accounts of persons who have a known history of market timing and other disruptive transaction activity.

OTHER INFORMATION

Determination of Net Asset Value

We determine the net asset value per share of each Fund daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange or any other day when the Exchange is closed. The calculation is as of 4:00 p.m. Eastern Time.

For purposes of determining net asset value, we value a Fund's investments using market quotations when readily available. When market quotations are not readily available or are deemed unreliable for a security, the security is valued in good faith at its "fair value" in accordance with pricing policies and procedures adopted by the Funds' Board of Directors.

Market quotations are readily available in nearly all instances for the common stocks and other equity securities in which the Funds invest. Therefore, in most cases, a Fund's investments will be valued using market quotations. However, an equity security may be priced at its fair value when the exchange on which the security is principally traded closes early or when trading in the security was halted during the day and did not resume prior to the Fund's net asset value calculation. A Fund may also value a security at its fair value if a significant event, which materially affects the value of the security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund's net asset value is calculated.

Market quotations for debt securities and tax exempt obligations in which the Balanced Fund invests are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service. We value debt securities that a Fund purchases with remaining maturities of 60 days or less at the Fund's cost, plus or minus any amortized discount or premium.

Whenever a security is priced at its fair value, we consider all of the relevant facts and circumstances set forth in the pricing procedures adopted by the Funds' Board of Directors and other factors as warranted. Factors that may be considered, among others, include: the type of the security; events or circumstances relating to the security's issuer; general market conditions; size of the Fund's holding in the security; prior valuations and trading activity; cost of the security when it was purchased; and restrictions on disposition.

Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. There is no guarantee that the fair value assigned to a particular security will actually be realized upon a sale of that security.

Authorized Broker-Dealers

The Funds have authorized one or more broker-dealers to receive purchase and redemption orders on behalf of each Fund. These broker-dealers may designate other intermediaries to receive such orders. These authorized broker-dealers may charge customers a fee for their services. The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order. Such customer orders will be priced at the particular Fund's net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.

Dividends and Distributions

Each Fund annually distributes substantially all of its net investment income and any net realized capital gains. All income, dividends and capital gains distributions are automatically reinvested in shares of the Fund at net asset value, without a sales charge, on the payment date, unless you request payment in cash.

If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the particular Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

Distributions of income and capital gains are generally taxable when they are paid, whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or entitled to tax deferral. Distributions are taxable as ordinary income, qualifying dividends or capital gains. As a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum federal rate on certain long-term capital gains and qualifying dividends received by individuals, estates and trusts is reduced to 15% through 2008. Long-term capital gains distributions that do not qualify for the reduced rate will generally be taxed at a federal rate of 20%, and short-term capital gains distributions will be taxed as ordinary income. Qualifying dividends include dividends received from domestic corporations (including mutual funds) on shares of stock that have been held for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced tax rate. Non-qualifying dividends, including dividends of income on debt securities, will be taxed at ordinary income rates (with a maximum rate of 35% through 2010). You will receive information annually on the federal tax status of your Fund's dividends and capital gains distributions.

In the Account Application, you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to do so, the Funds are required to withhold 28% of your taxable distributions and redemption proceeds.

The foregoing tax discussion is general. You should consult your own tax advisor for more information and specific advice.

Retirement Accounts and Plans

Individual Retirement Accounts. The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of the Funds. The IRAs available through the Funds include Traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts. U.S. Bank National Association will serve as custodian for all these types of IRA accounts sponsored by the Funds. U.S. Bank National Association will charge a $12.50 annual maintenance fee for each Traditional IRA, Roth IRA or Coverdell Education Savings Account. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $25.00 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement and the Custodial Account Application are available from the Funds.

Purchases and redemptions of shares of the Funds by IRAs and retirement plans are treated in the same manner as any other account. IRAs must meet a minimum initial investment requirement of $1,000 and a minimum subsequent investment requirement of $100. Redemption requests on behalf of IRA owners or retirement plans must indicate whether or not to withhold federal income tax.

Retirement Plan Accounts. Purchases may also be made by SEP plans (Simplified Employee Benefit Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers), 401(k) plans, 403(b) plans and other retirement plans. Forms of SEP, SIMPLE and 403(b) plans are available from the Funds. The initial and subsequent investment minimums are not imposed on retirement plan accounts.

Because a retirement program involves commitments covering future years, it is important that the investment objectives of a Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.

Privacy Policy

We strongly believe in protecting the confidentiality and security of information we collect about you. This notice describes our privacy policy and describes how we treat the information we receive about you.

We do not sell your personal information to anyone.

When we evaluate your request for our services, provide investment advice to you and process transactions for your account, you typically provide us with certain personal information necessary for these transactions. We may also use that information to offer you other services we provide which may meet your investment needs.

The personal information we collect about you may include: your name, address, telephone number, social security or taxpayer identification number, assets, income, account balance, investment activity and accounts at other institutions.

We treat information about current and former clients and their accounts in a confidential manner. Our employees may access information and provide it to third parties only when completing a transaction at your request or providing our other services to you. We may disclose information to attorneys, accountants, lawyers, securities professionals and others to assist us, or them, in providing services to you. We may also share information with the service providers that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform marketing or administrative services. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes. We may make additional disclosures as permitted by law.

We also maintain physical, electronic, and procedural safeguards to protect information. Employees and our professional service representatives are required to comply with our established information confidentiality provisions.

Generally, upon your written request, we will make available information for your review. Information collected in connection with, or an anticipation of, any claim or legal proceeding will not be made available. If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at the number shown below so we can update our records.

Delivery of Documents to Shareholders

To control mailing and printing costs, we will deliver a single prospectus, annual or semi-annual report or other shareholder information ("shareholder documents") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

We will assume that you consent to householding of shareholder documents unless you check the appropriate box on the Account Application included with the Prospectus indicating that you do not consent or by sending a note to that effect to The Plumb Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. You may revoke your consent to householding at any time by calling Wisconsin Capital Funds at 1-866-987-7888 or by writing to us at the address provided above.

Website

Visit us online at www.plumbfunds.com to access each Fund's performance and portfolio characteristics.

In addition to general information about investing in our Funds, our website offers:

•	Daily performance

•	Access to account balances

•	Portfolio manager's commentaries

•	Prospectus and applications

•	Statement of Additional Information

•	Annual and Semi-Annual Reports

•	Quarterly lists of each Fund's portfolio holdings

•	Proxy voting record

•	Various policies and procedures

WISCONSIN CAPITAL FUNDS, INC.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-987-7888

DIRECTORS OF THE FUNDS

Thomas G. Plumb
Patrick J. Quinn
Jeffrey B. Sauer
Jay Loewi

OFFICERS OF THE FUNDS

Thomas G. Plumb - President
and Chief Executive Officer

Timothy O'Brien - Chief Financial Officer
and Treasurer

Connie M. Redman - Chief Compliance Officer

David B. Duchow - Vice President

Clint A. Oppermann - Secretary

INVESTMENT ADVISOR
Wisconsin Capital Management, LLC
1200 John Q. Hammons Drive
Madison, WI 53717
Telephone: (608) 824-8800

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank National Association
1555 N. Rivercenter Drive
MK-WI-5302
Milwaukee, WI 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

US Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT ACCOUNTANTS

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkway
Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

ADDITIONAL FUND INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Funds. The Statement of Additional Information is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus. The Funds' annual report will contain a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

To obtain a free copy of the Statement of Additional Information or ask questions about the Fund, you can contact Wisconsin Capital Funds, Inc. at the telephone number or address shown above. Information and reports about each Fund (including the Statement of Additional Information) are also available at the SEC's Public Reference Room in Washington, D.C. or on the SEC's website at http://www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.